UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

SIFCO Industries, Inc.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
_______________________________________________________________
(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies: ___________

2.	Aggregate number of securities to which transaction applies: __________

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______________________

4.	Proposed maximum aggregate value of transaction: __________________

5.	Total fee paid: _______________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid: _________________________________________

2.	Form, Schedule or Registration Statement No.: ________________________

3.	Filing Party: ____________________________________________________

4.	Date Filed: __________________________________________

SIFCO Industries, Inc.

970 East 64th Street, Cleveland, Ohio 44103

NOTICE OF 2017 ANNUAL MEETING OF SHAREHOLDERS

The 2016 Annual Meeting of Shareholders of SIFCO Industries, Inc. (the "Company" or "SIFCO") will be held on January 25, 2017 at 9:30 a.m. local time at the Great Lakes Room, 200 Public Square – 3rd Floor, Cleveland, Ohio, 44114, to consider and vote upon proposals to:

1.	Elect seven (7) directors, each to serve a one-year term until the 2018 Annual Meeting of Shareholders and/or their successors are duly elected;

2.	Ratify the selection of Grant Thornton LLP as the independent registered public accounting firm of the Company;

3.	Adopt an Amendment and Restatement of the SIFCO Industries, Inc. 2007 Long-term Incentive Plan ("2016 Amended and Restated LTIP"); and

4.	Consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.

The holders of record of Common Shares at the close of business on December 5, 2016 will be entitled to receive notice of and vote at the meeting.

The SIFCO Industries, Inc. Annual Report for the fiscal year ended September 30, 2016 is included with this Notice.

By order of the Board of Directors.

SIFCO Industries, Inc.

December 6, 2016	Megan L. Mehalko, Corporate Secretary

Kindly fill in, date and sign the enclosed proxy card and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are present and vote in person at the meeting, your proxy will not be used.

SIFCO Industries, Inc.
970 East 64th Street, Cleveland, Ohio 44103

PROXY STATEMENT
Notice of Internet Availability mailed on or about December 16, 2016

General Information

The proxy that accompanies this statement is solicited by the Board of Directors of SIFCO Industries, Inc. (the "Company" or "SIFCO") for use at the 2017 Annual Meeting of the Shareholders of the Company to be held January 25, 2017, or at any adjournment thereof.

As permitted by the Securities and Exchange Commission (the "SEC"), the Company is sending a Notice of Internet Availability of Proxy Material (the "Notice") to all shareholders. All shareholders will have the ability to access this Proxy Statement and the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 as filed with the SEC on December 6, 2016 on a website referred to in the Notice or to request a printed set of these materials at no charge. Instructions on how to access these materials over the Internet or to request a printed copy may be found in the Notice.

In addition, any shareholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The cost of solicitation of proxies in the form accompanying this statement will be borne by the Company. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to shareholders and will reduce the impact of annual meetings on the environment. A shareholder's election to receive proxy materials by email will remain in effect until the shareholder terminates it.

Any shareholder giving a proxy for the meeting may revoke it before it is exercised by giving a later dated proxy or by giving notice of revocation to the Company in writing before or at the 2017 Annual Meeting. However, the mere presence at the 2017 Annual Meeting of the shareholder granting a proxy will not revoke the proxy. Unless revoked by notice as above stated, shares represented by valid proxies will be voted on all matters to be acted upon at the 2017 Annual Meeting. On any matter or matters with respect to which the proxy contains instructions for voting, such shares will be voted in accordance with such instructions. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the 2017 Annual Meeting. Abstentions will not affect the vote on Proposal No. 1, but will be counted as “votes against” with respect to proposal No. 2 and 3. Brokers who have not received voting instructions from beneficial owners generally may vote in their discretion with respect to the ratification of the selection of the independent registered public accounting firm, but will not be able to vote with respect to Proposal No. 1 and 3. Broker non-votes will not affect the outcome of any proposals brought before the 2017 Annual Meeting.

OUTSTANDING SHARES AND VOTING RIGHTS

The record date for determining shareholders entitled to vote at the 2017 Annual Meeting is December 5, 2016. As of October 31, 2016, the outstanding voting securities of the Company consisted of 5,525,256 common shares, $1.00 par value per share (“Common Shares”). Each Common Share, exclusive of treasury shares, has one vote. The Company held no Common Shares in its treasury on October 31, 2016. The holders of a majority of the Common Shares of the Company issued and outstanding, present in person or by proxy, shall constitute a quorum for the purposes of the 2017 Annual Meeting.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below shows the number of shares of our common stock beneficially owned as of October 31, 2016 (unless otherwise indicated) by each person who, to our knowledge, beneficially owns more than 5% of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Ms. Janice Carlson and Mr. Charles H. Smith, III,	1,994,674 (1)	36.10% (1)
Trustees, Voting Trust Agreement
c/o SIFCO Industries, Inc.
970 E. 64th Street
Cleveland, OH 44103

M. and S. Silk Revocable Trust	707,737 (2)	12.81% (2)
4946 Azusa Canyon Road
Irwindale, CA 91706

Thomson Horstmann & Bryant, Inc.	634,606 (3)	11.49% (3)
501 Merritt 7
Norwalk, CT 06851

(1)
Based on a Schedule 13D/A filed with the Securities and Exchange Commission (“SEC”), as of January 26, 2015, Janice Carlson and Charles H. Smith, III beneficially owned, as Trustees (the "Trustees"), 1,994,674 Common Shares of the Company and such Common Shares have been deposited with them or their predecessors, as Trustees, under a Voting Trust Agreement entered into as of January 31, 2013 (the "Voting Trust Agreement") and extended by an amendment entered into on January 15, 2015 (the "Voting Trust Agreement Extension"). The Voting Trust Agreement Extension is for a two-year term ending January 31, 2017. The Trustees under the Voting Trust Agreement share voting control with respect to all such Common Shares. Although the Trustees do not have the power to dispose of the shares subject to the Voting Trust Agreement, they share the power to terminate the voting trust or to return shares subject to the Voting Trust Agreement to holders of voting trust certificates.

(2) Based on a Schedule 13D/A filed with the SEC on May 21, 2009, M. and S. Silk Revocable Trust, Mark J. Silk and Sarah C. Silk, Co-Trustees, share both voting and dispositive power over 700,600 Common Shares of the Company as of May 21, 2009. During fiscal 2011 and fiscal 2015, Mr. Silk was awarded 1,780 and 1,476 restricted shares, respectively as a director of the Company. In fiscal 2016, Mr. Silk was issued 3,881 restricted shares in his capacity as a director of the Company.

(3)
Based on a Schedule 13G/A filed with the SEC on January 21, 2016, Thomson Horstmann & Bryant, Inc., an investment adviser registered under section 203 of the Investment Advisers Act of 1940, held shared voting and sole dispositive power over 356,887 and 634,606 Common Shares, respectively, of the Company.

PROPOSAL 1 - TO ELECT SEVEN (7) DIRECTORS

Seven (7) directors are to be elected at the 2017 Annual Meeting to hold office until the next annual meeting of shareholders and/or until their respective successors are elected and qualified. Shares represented by validly given proxies will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The seven (7) nominees receiving the most votes will be elected as directors at the 2017 Annual Meeting. Proxies cannot be voted for a greater number of nominees than the number named in this Proxy Statement.

The Board has determined it is in the best interest for the Company to reduce the size of the board from nine (9) directors to seven (7) directors, primarily due to the nature and size of the Company and to reduce cost. As such, Mr. John G. Chapman and Mr. Michael S. Lipscomb will not seek renomination. Messrs. Chapman's and Lipscomb's decisions not to stand for re-election are not the result of any disagreement with the Company. The Company deeply appreciates and thanks Messrs. Chapman and Lipscomb for their years of service.

As a result of Messrs. Chapman's and Lipscomb's decisions not to stand for re-election, the Board has determined that, effective with the Annual Meeting of Shareholders, the size of the Board will be reduced from nine (9) to seven (7) directors.

Each of the below nominees has consented (i) to serve as a nominee, (ii) to being named as a nominee in this Proxy Statement and (iii) to serve as a director, if elected. Although the Company does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is currently intended that the remaining directors will, by the vote of a majority of their number, designate a different nominee for election to the Board at the 2017 Annual Meeting.

Board Recommendation - The Board of Directors recommends that you vote FOR the election of all nominees. Unless you instruct otherwise on your proxy card or in person, your proxy will be voted in accordance with the Board’s recommendation.

Nominees for election to the Board of Directors

Set forth below for each nominee for election as a director is a brief statement, including the age, principal occupation and business experience, and any directorships held. The members of the Nominating and Governance Committee have recommended the persons listed below as nominees for the Board of Directors, all of whom presently are directors of the Company.

The Nominating and Governance Committee reviews and evaluates individuals for nomination, to stand for election as a director, who are recommended to the Nominating and Governance Committee in writing by any of our shareholders pursuant to the procedure outlined below in the section titled “Process for Selecting and Nominating Directors” on the same basis as candidates who are suggested by our current or past directors, executive officers, or other sources. In considering individuals for nomination to stand for election, the Nominating and Governance Committee will consider: (1) the current composition of directors and how they function as a group; (2) the skills, experiences or background, and the personalities, strengths, and weaknesses of current directors; (3) the value of contributions made by individual directors; (4) the need for a person with specific skills, experiences or background to be added to the Board; (5) any anticipated vacancies due to retirement or other reasons; and (6) other factors that may enter into the nomination decision. The Nominating and Governance Committee endeavors to select nominees that contribute requisite skills and professional experiences in order to advance the performance of the Board of Directors and establish a well rounded Board with diverse views that reflect the interests of our shareholders. The

Nominating and Governance Committee considers diversity as one of a number of factors in identifying nominees for directors, however, there is no formal policy in this regard. The Nominating and Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, in addition to traditional concepts of diversity, such as race and gender.

When considering an individual candidate’s suitability for the Board, the Nominating and Governance Committee does not prescribe minimum qualifications or standards for directors, however, the Nominating and Governance Committee looks for directors who have personal characteristics, educational backgrounds and relevant experience that would be expected to help further the goals of both the Board and the Company. The Nominating and Governance Committee will review the extent of the candidate’s demonstrated success in his or her chosen business, profession, or other career and the skills that the candidate would be expected to add to the Board. The Nominating and Governance Committee may, in certain cases, conduct interviews with the candidate and/or contact references, business associates, other members of boards on which the candidate serves or other appropriate persons to obtain additional information. The Nominating and Governance Committee will make its determinations on whether to nominate an individual candidate based on the Board’s then-current needs, the merits of that candidate and the qualifications of other available candidates. The types of key attributes and/or experience that the Nominating and Governance Committee believes the composite board membership needs to possess to ensure the existence of a functionally effective board are: (i) proven leadership capabilities; (ii) familiarity with the organizational and operational requirements of medium and large-sized manufacturing organizations; (iii) strategic planning; (iv) experience in mergers and acquisitions and an understanding of financial markets; (v) experience in finance and accounting; (vi) familiarity with the aerospace, defense, energy and related industries and markets, (vii) experience with public company compensation matters and structure; and (viii) prior service on the boards of directors of other companies – both public and private. The Nominating and Governance Committee believes that each of the nominees possesses certain of the key attributes that such Committee believes to be important for an effective board.

Jeffrey P. Gotschall, 68, director of the Company since 1986, Chairman of the Board from 2001 to 2015 and Chairman Emeritus since 2015. Mr. Gotschall previously served the Company as Chief Executive Officer from 1990 until his retirement in 2009 and served from 1989 to 2002 as President, from 1986 to 1990 as Chief Operating Officer, from 1986 through 1989 as Executive Vice President and from 1985 through 1989 as President of SIFCO Turbine Component Services, a former operating subsidiary of the Company. Mr. Gotschall’s long history with the Company, coupled with his management expertise, enables him to bring valuable perspective to the Board and its discussion of industry issues.

Peter W. Knapper, 55, is the Company’s President and Chief Executive Officer. Mr. Knapper succeeded Mr. Lipscomb to this position on June 29, 2016. Prior to his appointment, Mr. Knapper worked for the TECT Corporation from 2007 to 2016, and was the Director of Strategy and Site Development. TECT offers the aerospace, power-generation, transportation, marine, and medical industries a combination of capabilities unique among metal component manufacturers. Prior to this role, Mr. Knapper, served as President of TECT Aerospace and Vice President of Operations of TECT Power. In addition, Mr. Knapper spent five years at Rolls Royce Energy Systems, Inc., a subsidiary of Roll-Royce Holdings plc, as the Director of Component Manufacturing and Assembly. Mr. Knapper brings his strategic and industry experience to his role in management and to the Board of the Company.

Donald C. Molten, Jr., 59, director of the Company since 2010.  In June 2016, Mr. Molten retired as the Associate Headmaster at University School, a K-12 boys' college preparatory school in Hunting Valley, Ohio.  Prior to joining University School in 2004, Mr. Molten was a Managing Director and Partner of Linsalata Capital Partners, a private equity firm that specializes in acquiring middle market companies.  Mr. Molten is the former chairman and director of the Tranzonic Companies, Inc. and a former director of U-Line Corporation, Inc.  Mr. Molten also continues to serve on the board for First Choice Packaging, and Wellborn Forest Company.  Mr. Molten formerly served as director of America’s Body Company, CMS / Hartzell, Neff Motivation, Transpac, Teleco and Degree Communications.  Prior to joining Linsalata Capital Partners, Mr. Molten was a vice president of Key Equity Capital and its predecessor, Society Venture Capital, entities that made equity investments in closely held businesses. His experience in equity and debt transactions and leveraged buyouts also includes seven years with The Northwestern Mutual Life Insurance Company. Mr. Molten provides significant experience in implementation of growth strategies, execution of strategic acquisitions and divestitures and meaningfully contributes to the Board’s discussion of strategic considerations.

Alayne L. Reitman, 52, director of the Company since 2002. Ms. Reitman currently serves as a Trustee of The Cleveland Museum of Natural History and is a member of the Audit Committee of Hawken School. Ms. Reitman serves on the board of Embedded Planet LLC, a high-tech start-up company, where she previously served from 1999 to 2001 as President. Ms. Reitman previously served from 1993 to 1998 as Vice President and Chief Financial Officer of the Tranzonic Companies, Inc., a manufacturer and distributor of a variety of cleaning, maintenance and personal protection products, and from 1991 to 1993 as Senior Financial Analyst for American Airlines. Ms. Reitman's leadership skills and her financial acumen and management experience allow her to be a significant resource to the Board.

Mark J. Silk, 50, director of the Company since 2014. Mr. Silk was previously involved with the Company as both a customer and former director. Mr. Silk is President and CEO of ThinKom Solutions, Inc., a designer and manufacturer of high performance antenna systems for the aeronautical and ground mobile satellite communications industry. Mr. Silk is also a partner in Blue Sea Capital, a middle-market private equity firm focused on investments in Aerospace and Defense, Healthcare and Industrial Growth. Mr. Silk is also the owner and Chairman of Arrow Engineering, Inc., which manufactures machined parts for the military and commercial aerospace industry. Mr. Silk was previously the President and CEO and a shareholder of Integrated Aerospace, Inc., a supplier of landing gear and external fuel tanks to the military and commercial aerospace industry and of Tri-Star Electronics International, Inc., a manufacturer of high reliability electrical contacts and specialty connectors for the military and commercial aerospace industry.  Mr. Silk’s broad industry knowledge and diverse investment expertise provides the Board with an expanded view of opportunities to grow the existing business and factors for consideration regarding acquisition opportunities.

Hudson D. Smith, 65, director of the Company since 1988. Mr. Smith is currently the President of Forged Aerospace Sales, LLC. Mr. Smith previously served the Company as Executive Vice President from 2003 through 2005; as Treasurer from 1983 through 2005; as President of SIFCO Forge Group, the Company's Cleveland forging operation from 1998 through 2003; as Vice President and General Manager of SIFCO Forge Group, from 1995 through 1997; as General Manager of SIFCO Forge Group from 1989 through 1995; and as General Sales Manager of SIFCO Forge Group from 1985 through 1989. Mr. Smith served as a board member of the Forging Industry Association from 2004 through 2008. Refer to “Director Compensation” below for a discussion of certain transactions between Mr. Smith and the Company. Mr. Smith’s historic and current involvement in the industry make him an invaluable contributor to considerations of industry trends and major customer matters.

Norman E. Wells, Jr., 68, director of the Company since 2013, succeeded Mr. Lipscomb as Chairman of the Board effective July 1, 2016. Mr. Wells served as a Partner and Operating Executive of SFW Capital Partners, LLC (“SFW”), a specialized private equity firm that exclusively invests in Analytical Tools and Related Services businesses from 2005 to 2015. He continues to serve on the board of Spectro, Inc., an SFW portfolio investment. Mr. Wells was also the Chairman of the Board of the Summa Health System, a not-for-profit health care provider, from 2012 to 2015. Mr. Wells previously served as Chairman and CEO of Sovereign Specialty Chemicals, Inc., a manufacturer of specialty chemical products from 2002 to 2005; as CEO of Easco Aluminum, Inc. from 1996 until 1999; and as CEO of CasTech Aluminum Group Inc. from 1991 to 1996. Mr. Wells also served on the boards of Dal-Tile International and Manchester Tank & Equipment Co. Mr. Wells’ experience in managerial positions and with boards of directors of other businesses provides valuable business acumen and strategic insight to the Board.

Each of the foregoing nominees is recommended by the Nominating and Governance Committee. There are, and during the past ten years there have been, no legal proceedings material to an evaluation of the ability of any director or executive officer of the Company to act in such capacity or concerning his or her integrity. There are no family relationships among any of the directors and executive officers except that Mr. Gotschall and Mr. Smith are cousins.

STOCK OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES

The following table sets forth, as of October 31, 2016, the number of Common Shares of the Company beneficially owned by each director, nominee for director and named executive officer and all directors and executive officers as a group, according to information furnished to the Company by such persons:

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership	Percent of Class

Mark J. Silk	707,737	12.81%
Hudson D. Smith (2)(3)(5)	266,802	4.83%
Michael S. Lipscomb (3)	176,230	3.19%
Jeffrey P. Gotschall (2)(3)(5)	164,701	2.98%
Donald C. Molten, Jr.	33,621	*
Peter W. Knapper	30,000	*
John G. Chapman, Sr.	20,333	*
Alayne L. Reitman	16,211	*
Norman E. Wells, Jr.	11,515	*
Salvatore Incanno (4)	3,571	*

All Directors and Executive Officers as a Group (1)	1,430,721	25.89%
*Common Shares owned are less than one percent of class.

(1)	Unless otherwise stated below, the named person owns all of such shares of record and has sole voting and investment power as to those shares.

(2)
In the cases of Mr. Gotschall and Mr. Smith, includes 400 shares and 8,655 shares, respectively, owned by their spouses and any children or in trust for them, their spouses and their lineal descendants.

(3)
Includes Voting Trust Certificates issued by the aforementioned (see page 3) Voting Trust representing an equivalent number of Common Shares held by such Trust as follows: Mr. Gotschall – 152,629, Mr. Smith – 251,821 and Mr. Lipscomb - 150,000.

(4)	The total number of shares: 3,571 for Mr. Incanno represents shares granted in June 2016 as part of a retention agreement which are expected to vest as of November 30, 2016.

(5)	Mr. Gotschall and Mr. Smith are cousins.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires the Company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company during, or with respect to, the fiscal year ended September 30, 2016, the Company believes that no director, officer, beneficial owner of more than ten percent (10%) of its outstanding Common Shares or any other person subject to Section 16(a) of the Exchange Act failed to file on a timely basis during fiscal 2016 any reports required by 16(a) of the Exchange Act.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Board of Directors - The Company's Board of Directors held seventeen (17) scheduled meetings during fiscal 2016. The Board of Directors' standing committees are the Audit, Compensation, Nominating and Governance Committees. From time-to-time, the Board may determine that it is appropriate to form a special committee of its independent directors to address a particular matter(s) not specific to one of its standing committees. Directors are expected to attend Board meetings, the annual shareholders’ meeting, and meetings of the committees on which he or she serves. During fiscal 2016, each director attended at least 75% of the total number of meetings of the Board and the committees on which he or she served. SIFCO’s independent directors meet in executive session at each regularly scheduled Board meeting. All the directors attended (in person or telephonically) the Company’s 2016 Annual Meeting of Shareholders.

Director Independence - The members of the Board of Directors' standing committees are all independent directors as defined in Section 803 of the NYSE MKT Company Guide. The Board has affirmatively determined that Mr. Gotschall, Mr. Molten, Jr., Ms. Reitman, Mr. Chapman, Sr., Mr. Wells, Jr. and Mr. Silk meet these standards of independence. There are no undisclosed transactions, relationships, or arrangements between the Company and any of such directors. The Board has affirmatively determined that Mr. Knapper, current employee of the Company, Mr. Lipscomb, due to his employment with the Company within the past 3 years, and Mr. Smith, due to his relationship as described in the Director Compensation section included herein, do not meet these standards of independence, are therefore not independent and, accordingly, are not members of any of the Board’s standing committees.

Board Committees

Audit Committee - The functions of the Audit Committee are to select, subject to shareholder ratification, the Company’s independent registered public accounting firm; to approve all non-audit related services performed by the Company’s independent registered public accounting firm; to determine the scope of the audit; to discuss any special problems that may arise during the course of the audit; and to review the audit and its findings for the purpose of reporting to the Board of Directors. Further, the Audit Committee receives a written statement delineating the relationship between the independent registered public accounting firm and the Company. None of the members of the Audit Committee participated in the preparation of the Company’s financial statements at any time during the past three (3) years. The members of the Audit Committee are all independent directors as defined in Section 803 of the NYSE MKT Company Guide and SEC Rule 10A-3. Each member of the Audit Committee is financially literate and Ms. Reitman is designated as the Audit Committee financial expert. None of the Audit Committee members serve on more than one (1) other public company audit committee. The Audit Committee, currently composed of Ms.

Reitman (Chairperson), Mr. Molten, Jr., Mr. Wells, Jr., Mr. Silk and Mr. Chapman, Sr., held ten (10) meetings during fiscal 2016. Mr. Chapman has determined not to stand for re-election and, accordingly, will no longer be a member of the Audit Committee following the Annual Meeting of Shareholders. The Audit Committee operates under a written charter that is available on the Company’s website at www.sifco.com.

Compensation Committee - The functions of the Compensation Committee are to review and make recommendations to the Board to ensure that our executive compensation and benefit programs are consistent with our compensation philosophy and corporate governance guidelines and, subject to the approval of the Board, to establish the executive compensation packages offered to directors and officers. Officers’ base salary, target annual incentive compensation awards and granting of long-term equity-based incentive compensation, and the number of shares that should be subject to each equity instrument so granted, are set at competitive levels with the opportunity to earn competitive pay for targeted performance as measured against a peer group of companies. The Compensation Committee is appointed by the Board, and consists entirely of directors who are independent directors as defined in Section 803 of the NYSE MKT Company Guide. Our Compensation Committee, currently composed of Mr. Wells, Jr. (Chairperson), Ms. Reitman, Mr. Molten, Jr., Mr. Silk and Mr. Chapman, Sr., held four (4) meetings during fiscal 2016 and conducted other committee discussions as a part of a regular board meeting, some of which discussions were conducted without the CEO present. Mr. Chapman has determined not to stand for re-election and, accordingly, will no longer be a member of the Compensation Committee following the Annual Meeting of Shareholders. The Compensation Committee operates under a written charter that is available on the Company’s website at www.sifco.com.

Nominating and Governance Committee - The functions of the Nominating and Governance Committee are to recommend candidates for the Board of Directors and address issues relating to (i) senior management performance and Board succession and (ii) the composition and procedures of the Board. The Nominating and Governance Committee is currently composed of Mr. Chapman, Sr. (Chairperson), Ms. Reitman, Mr. Wells, Jr., Mr. Silk and Mr. Molten, Jr. Mr. Chapman has determined not to stand for re-election and, accordingly, will no longer be a member of the Nominating and Governance Committee following the Annual Meeting of Shareholders. The members of the Nominating and Governance Committee are all independent directors as defined in Section 803 of the NYSE MKT Company Guide. The Nominating and Governance Committee held two (2) meeting during fiscal 2016. Other functions of the Nominating and Governance Committee were fulfilled during sessions of the full Board of Directors. The Nominating and Governance Committee operates under a written charter that is available on the Company’s website at www.sifco.com.

Board Role in Risk Oversight - The Board reviews the Company’s annual plan and strategic plan, which address, among other things, the risks and opportunities facing the Company. The Board also has overall responsibility for executive officer succession planning, and discusses and reviews succession planning on a regular basis. Certain areas of oversight may be delegated to the relevant committees of the Board and the committees report back on their deliberations. This oversight is enabled by reporting processes that are designed to provide visibility to the Board about the identification, assessment, monitoring and management of enterprise-wide risks. Management incorporates enterprise-wide risk assessment of the Company as part of its annual planning process, including each of its business segments, and presents it to the Board for review as part of senior management’s annual planning process. The principal areas of this risk assessment include a review of strategic business, financial, operational, compliance and technology objectives and the potential risk for the Company. In addition, on an ongoing basis: (a) the Audit Committee maintains primary responsibility for oversight of risks and exposures pertaining to the accounting, auditing and financial reporting processes of the Company; (b) the Compensation Committee maintains primary responsibility for risks and exposures associated with oversight of the administration and implementation of our compensation policies; and

(c) the Nominating and Governance Committee maintains primary responsibility for risks and exposures associated with corporate governance and succession planning.

Separation of Role of Chairman of the Board and CEO - Mr. Wells serves as Chairman of the Board, a position he has held since July 1, 2016 (following the retirement of Mr. Lipscomb on June 30, 2016). Prior to that, Mr. Lipscomb had acted as Chairman of the Board and Mr. Wells was Lead Independent Director, a position he had held since November 2015.  The Company has determined its current structure to be most effective as the Chairman serves as a liaison between its directors and management and helps to maintain communication and discussion among the Board and management. The Chairman serves in a presiding capacity at meetings and has such other duties as are determined by the Board from time to time.

Process for Selecting and Nominating Directors - In its role as the nominating body for the Board, the Nominating and Governance Committee reviews the credentials of potential director candidates (including any potential candidates recommended by shareholders), conducts interviews and makes formal recommendations to the Board for the annual and any interim election of directors. The Nominating and Governance Committee will consider shareholder nominations for directors at any time. Any shareholder desiring to have a nominee considered by the Nominating and Governance Committee should submit such recommendation in writing to a member of the Nominating and Governance Committee or the Corporate Secretary of the Company, c/o SIFCO Industries, Inc., 970 East 64th Street, Cleveland, Ohio 44103. The recommendation letter should include the shareholder’s own name, address and the number of shares owned and the candidate’s name, age, business address, residence address, and principal occupation, as well as the number of shares the candidate owns. The letter should provide all the information that would need to be disclosed in the solicitation of proxies for the election of directors under federal securities laws. Finally, the shareholder should also submit the recommended candidate’s written consent to be elected and commitment to serve if elected. The Company may also require a candidate to furnish additional information regarding his or her eligibility and qualifications.

Communications with the Board of Directors – Shareholders may communicate their concerns directly to the entire Board of Directors or specifically to non-management directors of the Board. Such communication can be confidential or anonymous, if so designated, and may be submitted in writing to the following address: Board of Directors, SIFCO Industries, Inc., c/o Ms. Megan L. Mehalko, Corporate Secretary, 970 E. 64th Street, Cleveland, Ohio 44103, who will forward the communication to the specified director(s) as necessary.

Code of Ethics – The Company’s Code of Ethics applies to all of its Directors and its employees, including its Chief Executive Officer and its Chief Financial Officer. The Code of Ethics and all committee charters are posted in the Investor Relations portion of the Company website at www.sifco.com.

Certain Relationships and Related Transactions - There were no transactions between the Company and its officers, directors or any person related to its officers or directors, or with any holder of more than 5% of the Company’s Common Shares, either during fiscal 2016 or up to the date of this proxy statement, except for the sales representative agreement in place between the Company and Mr. Smith that is discussed below under the heading “Director Compensation.”

The Company reviews all transactions between the Company and any of its officers and directors. The Company’s Code of Ethics, which applies to all employees, emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its shareholders. In addition, the Company’s general corporate governance practice includes board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors, to the extent that they may arise. The Board reviews any transaction with an officer or director to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any of its related persons to the Audit Committee.

EXECUTIVE COMPENSATION

The Company is a “smaller reporting company” under the rules promulgated by the SEC and complies with the disclosure requirements specifically applicable to smaller reporting companies. This section and summary compensation table are not intended to meet the “Compensation Disclosure and Analysis” disclosure that is required to be made by larger reporting companies.

Executive Summary:

This section contains information about the compensation paid to our Named Executive Officers ("NEOs") during its fiscal years ended September 30, 2016 and 2015. The following should be read in conjunction with the information presented in the compensation tables, the footnotes to those tables and the related disclosures appearing later in this section. The tables and related disclosures contain specific information about the compensation earned or paid during the fiscal years ending September 30, 2016 and 2015 to the following individuals, who were determined to be the Company's NEOs.

•	Peter W. Knapper, President and Chief Executive Officer (effective June 29, 2016)

•	Michael S. Lipscomb, Chairman and Chief Executive Officer (through June 28, 2016)

•	Salvatore Incanno, Vice President of Finance and Chief Financial Officer

Pay Philosophy and Practices

Role of Compensation Committee:
Five independent directors comprise our Compensation Committee, which is responsible for establishing and administering our compensation policies, programs and procedures. In performing its duties, the Compensation Committee may request information from senior management regarding the Company’s performance, pay and programs to assist it in its actions. Moreover, the Compensation Committee has the authority to retain outside advisors as needed to assist it in reviewing the Company’s programs, revising them and providing analysis regarding competitive pay information. The Compensation Committee annually reviews and establishes the goals used for our incentive plans. In addition, it annually assesses the performance of the Company and the Chief Executive Officer. Based on this evaluation, the Compensation Committee then recommends the Chief Executive Officer’s compensation for the next year to the Board for its consideration and approval. In addition, the Compensation Committee reviews the Chief Executive Officer’s compensation recommendations for the remaining NEOs, providing appropriate input and approving final awards. Finally, the Compensation Committee provides approval for the Chief Executive Officer's recommendations of the compensation of other key executives.
Role of Senior Management:
The Company’s management serves in an advisory or support capacity as the Compensation Committee carries out its charter. Typically, the Company’s Chief Executive Officer participates in meetings of the Compensation

Committee. The Company’s other NEOs and senior management may participate as necessary or at the Compensation Committee’s request. The NEOs and senior management normally provide the Compensation Committee with information regarding the Company’s performance, as well as information regarding executives who participate in the Company’s various plans. Such data is usually focused on the executives’ historical pay and benefit levels, plan costs, context for how programs have changed over time and input regarding particular management issues that need to be addressed. In addition, management normally furnishes similar information to the Compensation Committee’s independent compensation advisor. Management provides input regarding the recommendations made by outside advisors or the Compensation Committee. Management implements, communicates and administers the programs approved by the Compensation Committee. The Chief Executive Officer annually evaluates the performance of the Company and its other NEOs. Based on his evaluation, he provides the Compensation Committee with his recommendations regarding the pay for the other NEOs for its consideration, input and approval. The Compensation Committee, in turn, authorizes the Chief Executive Officer to establish the pay for the Company’s other executives based on terms consistent with those used to establish the pay of the NEOs. Members of management present at meetings when pay is discussed are recused from such discussions when the Compensation Committee focuses on their individual pay.
Role of Independent Compensation Advisor:
The fiscal 2016 pay program utilized compensation data from a market pay study conducted by Pay Governance (“Pay Governance”). This study was originally commissioned by the Compensation Committee in fiscal 2013 in order to achieve a comprehensive, independent review of the Company’s executive compensation program. Compensation data for the CEO position was provided by Pay Governance at the end of fiscal 2015. The Pay Governance studies provided compensation information from a peer group of companies in technology-oriented metals manufacturing companies whose median revenues and assets are comparable to ours, as well as data from compensation surveys that included hundreds of companies in a broader range of industries with revenues that are comparable to ours. We continued to reference this data when making our fiscal 2016 pay decisions, applying an aging factor to bring the 2013 data current to fiscal 2016.
Summary Compensation Table for Fiscal 2016

The following table sets forth information regarding the compensation of the Company’s President and Chief Executive Officer, Retired Chairman and Chief Executive Officer and current Vice President and Chief Financial Officer, who are the only named executive officers of the Company, for the fiscal years ended September 30, 2016, and 2015:

Summary Compensation Table
Name and Principal Position (1)	Year	Salary ($)	Bonus ($) (6)	Stock Awards ($) (2)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($) (3)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (4)(5)	Total ($)
Peter W. Knapper	2016	$90,417	$—	$—	$—	$—	$—	$11,806	$102,223
President and CEO	2015	$—	$—	$—	$—	$—	$—	$—	$—
Michael S. Lipscomb	2016	$270,750	$—	$45,969	$—	$—	$—	$5,218	$321,937
Retired Chairman & CEO	2015	$356,688	$—	$729,095	$—	$—	$—	$19,687	$1,105,470
Salvatore Incanno	2016	$276,075	$—	$—	$—	$—	$—	$10,429	$286,504
Vice President & CFO	2015	$106,875	$57,500	$—	$—	$—	$—	$62,826	$227,201

(1)	The following executives did not serve as NEOs the entirety of fiscal 2016 and fiscal 2015:
• Peter W. Knapper - President and CEO starting on June 29, 2016.
• Michael S. Lipscomb - Chairman and CEO through June 28, 2016.
• Salvatore Incanno - CFO starting on May 11, 2015 through present.

(2)
Amounts shown do not reflect compensation actually received by the executive officer. The awards for which amounts are shown in this column include the stock awards granted under the Company's 2007 Long-Term Incentive Plan. The above amounts represent the grant date fair values of the stock awards granted in fiscal 2016 and 2015, as measured in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718, Compensation – Stock Compensation. Such fair value is based on the target number of restricted and performance-based stock awards granted in each of the two fiscal years noted multiplied by the closing market price of the Company’s Common Shares on the NYSE MKT Exchange on the date of grant.

(3)
Reflects the value of annual incentive compensation earnings for named executive officers. For fiscal 2016, actual Adjusted EBITDA results were below target and actual working capital was above the target range, resulting in no payout of any compensation pursuant to the Annual Incentive Plan.

(4)
All other compensation for Messrs. Knapper, Lipscomb, and Incanno consists of amounts contributed by the Company as matching contributions pursuant to the SIFCO Industries, Inc. Employees' 401(k) Plan, a defined contribution plan.

(5)	All other compensation for Messrs. Knapper and Incanno consists of relocation benefits paid by the Company in fiscal 2016 and fiscal 2015, respectively.

(6)	Reflects the amount of Mr. Incanno's hiring signing bonus, paid in fiscal 2015.

Outstanding Equity Awards

For each individual named in the Summary Compensation Table, set forth below is information relating to such person’s ownership of unearned restricted shares and performance-based shares at September 30, 2016. There were no outstanding stock options at September 30, 2016.

Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercises Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Award: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

Peter W. Knapper (3)
Restricted Shares	—	—	—	N/A	30,000	$297,300	—	$—
Michael S. Lipscomb
Performance Shares	—	—	—	N/A	—	—	22,641	224,372
Salvatore Incanno (4)
Performance Shares	—	—	—	N/A	7,143	70,787	10,300	102,073

(1)
Based on the actual number of restricted stock awards and the target number of performance-based stock awards. Mr. Lipscomb's number of shares is based on a pro-rated target number of shares due to his retirement on June 30, 2016.

(2)	Based upon the closing market price of the Company’s Common Shares on the NYSE MKT Exchange on September 30, 2016, which was $9.91.

(3)	Mr. Knapper received a grant of 30,000 restricted shares upon his hire.

(4)	Mr. Incanno received an equity retention agreement in June 2016.

Defined Benefit Pension Plan

None of the NEOs participate in the Company's defined benefit pension plan for salaried employees, which was frozen to new entrants and ceased future benefit accruals as of March 1, 2003.

Supplemental Executive Retirement Plan

None of the NEOs participate in the Company's non-qualified Supplemental Executive Retirement Plan ("SERP"), which was frozen to new entrants and ceased future benefit accruals as of March 1, 2003.

Potential Payments Upon Termination or Change-in-Control

The Company has entered into a Change in Control and Severance Agreement with Mr. Knapper, which provides severance benefits in the event of his involuntary termination with or without a change in control. The Company has entered a Change in Control Agreement with Mr. Incanno, which provides severance benefits in the event of his involuntary termination as a result of a change in control. The purpose of these agreements is to reinforce and encourage the continued attention and dedication of these executives to their assigned duties without distraction in the face of (i) solicitations by other employers and (ii) the potentially disturbing circumstances arising from the possibility of a change in control of the Company. These agreements provide the following benefits:

•In the case of Mr. Knapper, if Mr. Knapper is terminated involuntarily without a change in control within the first three (3) years of his employment, or if Mr. Knapper is terminated other than for cause or if he terminates for good reason within the two year period following a change in control, the Change in Control and Severance Agreement provides for a lump sum severance payment equal to 200% of his annual base salary in effect at the time of termination, continuation of health and welfare insurance coverage for up to 24 months following termination, and pro-rata vesting of any outstanding awards under the Company's 2007 Long Term Incentive Plan.

•In the case of Mr. Incanno, if, within the two year period following a change of control, Mr. Incanno is terminated other than for cause or if he terminates for good reason, the Change in Control Agreement provides for a lump sum severance payment equal to 150% of his annual base salary in effect at the time of termination and continuation of health and welfare insurance coverage for up to 24 months following termination. The terms of the long term equity incentive award granted in fiscal 2016 provide for accelerated full vesting upon a termination within 12 months following a change in control.

The following table describes the potential payments upon termination of employment of Mr. Knapper and Mr. Incanno. The table assumes the executive's employment was terminated on September 30, 2016, the last business day of the Company’s 2016 fiscal year.

Potential Payments Upon Termination of Employment
Name and Principal Position	Voluntary Termination	Involuntary Not For Cause (or For Good Reason) Termination – without a Change in Control ($)	Involuntary Not For Cause (or For Good Reason) Termination – with a Change in Control ($) (1)
Peter W. Knapper Severance Accelerated Vested Restricted Stock awards Health & Welfare Insurance	-0- -0- -0-	$700,000 $24,775 $46,049	$700,000 $297,300 $46,049
Salvatore Incanno Severance Accelerated Vested Performance Stock awards Health & Welfare Insurance	-0- -0- -0-	-0- -0- -0-	$405,000 $172,860 $ 46,049

(1)	The value of the accelerated vested restricted stock and performance stock awards is determined based on the closing price of the Company's stock as of 9/30/2016.

DIRECTOR COMPENSATION

Chairman of the Board compensation was evaluated following Mr. Lipscomb's retirement as Chairman and CEO effective June 30, 2016 and Mr. Wells' appointment as Chairman effective July 1, 2016. The annual cash retainer for the Chairman of the Board remained at $30,000. The annual cash retainer for the Chairman Emeritus of the Board was $40,000. The annual cash retainer for all other non-employee directors is $30,000. In addition, Committee members receive a $4,000 cash retainer per year. The Chair of the Audit Committee receives an additional $13,000 cash retainer per year; the Chair of the Compensation Committee receives an additional $8,000 cash retainer per year; and the Chairs of the Governance Committee and any Special Committee receive an additional $6,000 cash retainer per year. Directors who are employees of the Company do not receive the annual retainer.

Under our Director Compensation Policy, except for the Chairman of the Board, each non-employee director who holds such position on the date of the annual meeting of the shareholders will be awarded shares of our Common Stock equal to a grant date value of $46,000.  Prior to becoming Chairman of the Board effective July 1, 2016, Mr. Wells was Lead Director and received shares of our Common Stock equal to a grant value of $70,000 in fiscal 2016. As Chairman of the Board, Mr. Wells will receive shares of our Common Stock equal to a grant value of $85,000 beginning in fiscal 2017.

Our Amended and Restated Code of Regulations provides that we will indemnify any of our directors or former directors who was or is a party or is threatened to be made a party to any matter, whether civil, criminal, administrative or investigative, by reason of the fact that the individual is or was a director of the Company. We also currently have in effect director and officer insurance coverage.

The following table shows the compensation paid to each of the non-employee directors during fiscal 2016. Mr. Lipscomb, who was our Chief Executive Officer (through June 28, 2016) and Mr. Knapper (effective June 29, 2016), did not receive any additional compensation for services as a director.

Director Compensation Table
Director Compensation for Fiscal 2016
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (2)	Total ($)
John G. Chapman, Sr.	$40,000	$36,675	$—	$—	$—	$—	$76,675
Jeffrey P. Gotschall	$40,000	$36,675	$—	$—	$—	$—	$76,675
Donald C. Molten, Jr.	$40,000	$36,675	$—	$—	$—	$—	$76,675
Michael S. Lipscomb	$7,500	$—	$—	$—	$—	$—	$7,500
Alayne L. Reitman	$47,000	$36,675	$—	$—	$—	$—	$83,675
Mark J. Silk	$34,000	$36,675	$—	$—	$—	$—	$70,675
Hudson D. Smith	$30,000	$36,675	$—	$—	$—	$111,757	$178,432
Norman E. Wells, Jr. (3)	$45,750	$55,821	$—	$—	$—	$—	$101,571

(1)
Each non-employee Director except Mr. Wells was awarded 3,881 restricted shares of the Company’s common stock. Mr. Wells, as Lead Director, was awarded 5,907 restricted shares of the Company's common stock. Mr. Lipscomb was an employee Director at the time of the grant and therefore did not receive restricted shares. Fair value is based on (i) the number of restricted stock awards granted in fiscal 2016 multiplied by (ii) the closing market price of the Company’s Common Shares on the NYSE MKT Exchange on the date of grant, which was $9.45.

(2)
With respect to Mr. Smith, all other compensation consists of payments made to Forged Aerospace Sales, LLC, an entity affiliated to Mr. Smith, during fiscal 2016 under the Sales Representative Agreement, further described below, for services other than as director.

(3)	Mr. Wells received a one-time cash payment of $3,750 upon his appointment as Chairman of the Board.

Mr. Smith previously held several executive level positions with the Company and, in connection with his resignation from the Company, Mr. Smith, through his affiliated entity, Forged Aerospace Sales, LLC, entered a Sales Representative Agreement with the Company, the terms of which are substantially the same as the terms of other agreements the Company maintains with its third-party sales representatives. Compensation under the Sales Representative Agreement, which resulted in payments of $111,757 in fiscal 2016, is based strictly upon earned sales commissions with no guaranteed minimum obligation to Mr. Smith and/or to Forged Aerospace Sales, LLC.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

Fees paid or payable to Grant Thornton LLP for the audits of the annual financial statements included in the Company’s Form 10-K and for the reviews of the interim financial statements included in the Company’s Forms 10-Q for the years ended September 30, 2016 and 2015 were $610,097 and $1,089,025, respectively. The Audit Committee has sole responsibility for determining whether and under what circumstances an independent registered public accounting firm may be engaged to perform audit-related services and must pre-approve any non-audit related service performed by such firm. In fiscal 2016, audit and non-audit related fees, to the extent they were incurred, were pre-approved by the Audit Committee.

Audit Related Fees

Fees paid or payable to Grant Thornton LLP for audit-related services for the years ended September 30, 2016 and 2015 were $0 and $65,187, respectively.

Tax Fees

There were no fees paid or payable during fiscal 2016 or 2015 to Grant Thornton LLP for tax compliance or consulting services.

All Other Fees

There were no fees paid or payable during fiscal 2016 or 2015 to Grant Thornton LLP for products or services other than the professional services described above.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended September 30, 2016, with the Company's management and with the Company's independent registered public accounting firm, Grant Thornton LLP. The Audit Committee also has (i) discussed with Grant Thornton LLP the matters required to be discussed by the Statement of Auditing Standards No. 61, as amended (Communication with Audit Committees), (ii) received the written communications from Grant Thornton LLP pursuant to the applicable requirements of the Public Company Accounting Oversight Board certifying the firm’s independence and (iii) the Audit Committee discussed the independence of Grant Thornton LLP with that firm. Grant Thornton LLP has confirmed to the Company that it is in compliance with all rules, standards and policies of the Independence Standards board and the SEC governing auditor independence.

The Audit Committee operates under a written charter as last amended in May 2013.

Based upon the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2016 to be filed with the SEC.

Audit Committee
Alayne L. Reitman; Chairperson
John G. Chapman, Sr.
Donald C. Molten, Jr.
Mark J. Silk
Norman E. Wells, Jr.

PROPOSAL 2 – TO RATIFY THE SELECTION OF AUDITORS

The firm of Grant Thornton LLP has been the Company's independent registered public accounting firm since 2002. The Board of Directors has chosen that firm to audit the accounts of the Company and its consolidated subsidiaries for the fiscal year ending September 30, 2017, subject to the ratification of the shareholders for which the affirmative vote of a majority of the Common Shares present and voting at the 2017 Annual Meeting (in person or by proxy) is required. Proposal No. 2 is a non-binding proposal. Although shareholder ratification is not required under the laws of the State of Ohio, the appointment of Grant Thornton LLP is being submitted to the Company’s shareholders for ratification at the 2017 Annual Meeting in order to provide a means by which our shareholders may communicate their opinion to the Audit Committee. If our shareholders do not ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment, but is not obligated to change the appointment, and may for other reasons be unable to make another appointment. Grant Thornton LLP has advised the Company that neither the firm nor any of its members or associates has any direct or indirect financial interest in the Company or any of its affiliates other than as auditors.

Board Recommendation - the Board of Directors recommends that you vote FOR the ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending September 30, 2017. Unless you instruct otherwise on your proxy card or in person, your proxy will be voted in accordance with the Board’s recommendation.
Representatives of Grant Thornton LLP are expected to be present at the 2017 Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

PROPOSAL 3 – TO ADOPT AN AMENDMENT AND RESTATEMENT OF THE SIFCO INDUSTRIES, INC. 2007 LONG-TERM INCENTIVE PLAN

On November 16, 2016, the Board of Directors approved an Amendment and Restatement of the SIFCO Industries, Inc. 2007 Long-Term Incentive Plan (“2016 Amended and Restated LTIP”), subject to approval by the Company’s shareholders at the 2017 Annual Meeting.  A copy of the 2016 Amended and Restated LTIP is attached to this proxy statement as Exhibit A.  A summary of the material provisions of the 2016 Amended and Restated LTIP is provided below; and this summary is qualified by reference to the full and complete text of the 2016 Amended and Restated LTIP (any inconsistencies between this summary and the text of the 2016 Amended and Restated LTIP will be governed by such text).

Purpose of Amended and Restatement. The 2016 Amended and Restated LTIP incorporated the following material changes to the plan:

1) Extended the term of the LTIP through 2026 (or ten years from the effective date of the amendment and restatement);
2) Increased the number of shares available for award by 247,931, for a total of 646,401; and
3) Included a clawback provision that clarifies that awards subject to recovery under law, regulation, stock exchange listing requirement or the Company’s policies will be subject to clawback as required under such laws, regulations, requirements or policies.

In addition, the changes set forth in Amendment No. 1 to the plan adopted in 2010 were incorporated into the 2016 Amended and Restated LTIP, along with certain other administrative changes.
Purpose of Plan. The purpose of the 2016 Amended and Restated LTIP is to enhance the Company’s ability to attract and retain highly qualified employees, consultants, and Board members, to motivate those persons by means of an opportunity to acquire or increase their interest in the Company’s operations and to align the interests of participants and shareholders through the ownership of common shares and the performance of the Company.
Administration. The 2016 Amended and Restated LTIP will continue to be administered by the Board or a committee appointed by the Board (the “Administrator”), which has broad power and authority, including conclusive authority to construe and interpret the Plan and any related award agreement, authority to designate grantees and determine types and terms of awards.
Eligibility. Those persons eligible to participate in the 2016 Amended and Restated LTIP are Company employees, employees of its affiliates who the Administrator determines and designates to be able to receive awards under the 2016 Amended and Restated LTIP, key consultants of the Company or its affiliates, and the Company’s directors. The Company estimates that approximately fifteen (15) employees, one (1) consultant, and nine (9) directors (or seven (7) directors following the election of directors at the Annual Meeting) would currently be eligible to be selected by the Administrator for participation in the 2016 Amended and Restated LTIP.
Shares Subject to the 2016 Amended and Restated LTIP and Award Limitations. The total number of Common Shares of the Company available for awards under the 2016 Amended and Restated LTIP is 646,401, of which approximately 146,401 shares of common stock are currently subject to awards and 500,000 shares of common stock remain available for issuance as future awards.
The Board is seeking to increase the number of shares available under the plan to ensure that a sufficient number of shares will be available to fund the Company’s compensation programs. If the amendment is approved by our shareholders, we plan to register the offer and sale of the 247,931 additional shares of common stock on a registration statement on Form S-8. We anticipate we would have enough shares, after approval by our shareholders, to provide annual market equity grants for approximately three years, in a manner consistent with prior practices. If shares of our common stock are changed into or exchanged for a different kind or number of shares, for example, in the event of a stock split, stock dividend or other recapitalization, then the number and kind of shares which may be issued under the plan, the limitations on the number of shares which may be made subject to awards and the terms and provisions of outstanding awards may be appropriately adjusted to reflect such change in the common stock.
The closing price of the Company’s shares was $10.30 per share on October 31, 2016.
Types of Awards. The Administrator shall determine, as it deems appropriate, the type(s) of award(s) to be made to each eligible participant and shall set forth, in a related award agreement between the Company and the eligible participant, the terms, conditions, restrictions or limitations of each award. Awards granted under the 2016 Amended and Restated LTIP may take the following forms: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock and Restricted Stock Units; (iv) Unrestricted Stock or (v) Performance Shares, Performance Units, Performance Awards and Annual Incentive Awards.
Term. Awards may be granted under the 2016 Amended and Restated LTIP for a period of ten (10) years from the date of adoption of the 2016 Amended and Restated LTIP, at which date the 2016 Amended and Restated LTIP will expire without affecting any awards that are then outstanding.

Amendment. The Board of Directors may amend, suspend or terminate the 2016 Amended and Restated LTIP at any time, subject to applicable shareholder approval requirements, including as set forth in the 2016 Amended and Restated LTIP. No amendment, suspension or termination of the 2016 Amended and Restated LTIP may impair rights or obligations under any outstanding 2016 Amended and Restated LTIP award without the participant’s consent. The Administrator may amend, modify or supplement the terms of any award, but may not impair the rights of the holder of an award without the holder’s consent.
Plan Benefits. Because awards under the 2016 Amended and Restated LTIP are determined by the Administrator in its sole discretion, the benefits or amounts that may be received or allocated in the future to the Company’s directors or key consultants under the 2016 Amended and Restated LTIP have not yet been determined. Benefits under the plan were awarded to named executive officers in fiscal 2016 as disclosed in the Summary Compensation Table on page 13.
This summary is qualified in its entirety by reference to the full and complete text of the 2016 Amended and Restated LTIP, a copy of which is attached hereto as Exhibit A.
Vote Required - Approval of the 2016 Amended and Restated LTIP requires the affirmative vote of the holders of a majority of the Common Shares present in person or by proxy and entitled to vote at the 2017 Annual Meeting.
Board Recommendation -  The Board of Directors of the Company unanimously recommends a vote FOR the adoption of the 2016 Amended and Restated LTIP.

SHAREHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING OF SHAREHOLDERS

A shareholder who intends to present a proposal at the 2018 Annual Meeting, and who wishes to have the proposal included in the Company's proxy statement and form of proxy for that meeting, must deliver the proposal to the Company no later than October 1, 2017. Any shareholder proposal submitted other than for inclusion in the Company's proxy materials for the 2018 Annual Meeting must be delivered to the Company no later than October 30, 2017 or such proposal will be considered untimely. If a shareholder proposal is received after October 30, 2017, the Company may vote, in its discretion as to the proposal, all of the Common Shares for which it has received proxies for the 2018 Annual Meeting.

OTHER MATTERS

The Company does not know of any other matters that will come before the meeting. In case any other matter should properly come before the 2017 Annual Meeting, it is the intention of the persons named in the enclosed proxy or their substitutions to vote in accordance with their best judgment in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with their judgment pursuant to the discretionary authority conferred by the enclosed proxy.

NO INCORPORATION BY REFERENCE

The Audit Committee Report (including reference to the independence of the Audit Committee members) is not deemed filed with the SEC or subject to the liabilities of Section 18 of the Securities Act of 1933, as amended ("Securities Act"), and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act, or the Exchange Act, except to the extent that we specifically incorporate such information by reference. The section of this Proxy Statement entitled "Proposal to Elect Seven (7) Directors," "Section 16(a)

Beneficial Ownership Reporting Compliance," "Corporate Governance and Board of Director Matters," "Executive Compensation," "Director Compensation," and "Principal Accounting Fees and Services" are specifically incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

The SEC now permits companies to send a single set of annual disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the Company provides advance notice and follows certain procedures. In such cases, such stockholders continue to receive a separate notice of the meeting and proxy card. This “householding” process reduces the volume of duplicate information and reduces printing and mailing expenses. The Company has not instituted householding for shareholders of record; however, a number of brokerage firms may have instituted householding for beneficial owners of the Company’s Common Shares held through such brokerage firms. If your family has multiple accounts holding shares of Common Shares of the Company, you already may have received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of the annual disclosure documents. The broker will arrange for delivery of a separate copy of this Proxy Statement or our Annual Report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

EXECUTIVE OFFICERS OF THE COMPANY

Disclosure regarding the executive officers of the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016 filed with the SEC under the heading “Directors, Executive Officers and Corporate Governance”, which is incorporated into this Proxy Statement by reference. This Annual Report will be delivered to our shareholders with the Proxy Statement. Copies of the Company’s filings with the SEC, including the Annual Report, are available to any shareholder through the SEC’s internet website at http://www.sec.gov or in person at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, DC 20549. Information regarding operations of the Public Reference Room may also be obtained by calling the SEC at 1-800-SEC-0330. Shareholders may also access our SEC filings free of charge on the Company’s own internet website at http://www.sifco.com/proxy_materials. The content of the Company’s website is available for informational purposes only, and is not incorporated by reference into this Proxy Statement.

By order of the Board of Directors.	SIFCO Industries, Inc.

December 6, 2016	Megan L. Mehalko, Corporate Secretary

Exhibit A

SIFCO INDUSTRIES, INC. 2007 LONG-TERM INCENTIVE PLAN.
(Amended and Restated as of November 16, 2016)

SIFCO Industries, Inc., an Ohio corporation (the “Company”), sets forth herein the terms of the SIFCO Industries, Inc. 2007 Long-Term Incentive Plan (the “Plan”), as follows:

1.	PURPOSE
The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified employees, consultants and Board members, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company, and furthering the identity of interests of employees and shareholders of the Company. Therefore, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, performance units, and annual and long-term performance awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be nonqualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1
“Administrator” means the Board or, where pursuant to Section 3.2 the Board has delegated its authority to the Committee or one or more directors of the Company, the Committee or such director or directors.

2.2
“Affiliate” means, with respect to the Company, any corporation which, with the Company, is a member of a controlled group of employers under Section 414(b) of the Code, and any other entity with which the Company would be considered a single employer under Section 414(c) of the Code, applied using fifty percent (50%) as the percentage of ownership required under such Code sections; provided, however, that the term “Affiliate” shall be construed in accordance with the registration provisions of applicable federal securities laws.

2.3
“Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 13) over a performance period of up to one year (the Company’s fiscal year, unless otherwise specified by the Committee).

2.4
“Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Annual Incentive Award or Performance Award, under the Plan.

2.5	“Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.6	“Award Shares” shall have the meaning set forth in Section 16.3 hereof.

2.7	“Benefit Arrangement” shall have the meaning set forth in Section 14 hereof.

2.8	“Board” means the Board of Directors of the Company.

2.9
“Cause” means, as determined by the Administrator and unless otherwise provided in an applicable agreement with the Company or an Affiliate, that a Separation from Service shall have taken place as a result of (i) any act of personal dishonesty by a Grantee in connection with his or her responsibilities as an Employee and intended to result in substantial personal enrichment to the Grantee, (ii) the Grantee’s willful act constituting Gross Misconduct and which is injurious to the Company, or (iii) a Grantee’s conviction of, or guilty plea to, a felony which the Administrator reasonably believes had or will have a material detrimental effect on the Company’s reputation or business.

2.10	“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.11	“Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.2.

2.12	“Company” means SIFCO Industries, Inc., an Ohio corporation.

2.13
“Corporate Transaction” means a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company that constitutes a “change in control” under Section 409A.

2.14	“Covered Employee” means a Grantee who is a covered employee within the meaning of Section 162(m)(3) of the Code.

2.15
“Disability” means the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.16	“Effective Date” means the date the Plan is approved by the Board.

2.17	“Employee” means an employee of the Company or an Affiliate.

2.18	“Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.19
“Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Administrator shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Administrator in good faith in a manner consistent with Section 409A.

2.20
“Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

2.21
“Grant Date” means the date the Administrator has fixed, for each Award, the identity of the Grantee, the maximum number of shares of Stock subject to the Award, and the minimum exercise price or the Fair Market Value; provided that there is no unreasonable delay in giving notice of the grant to the Grantee.

2.22	“Grantee” means an Employee, a consultant to the Company or an Affiliate, or a member of the Board who receives or holds an Award under the Plan.

2.23
“Gross Misconduct” means (i) theft or damage of Company property, (ii) use, possession, sale or distribution of illegal drugs, (iii) being under the influence of alcohol or drugs (except to the extent medically prescribed) while on duty or on Company premises, (iv) involvement in activities representing conflicts of interest; (v) improper disclosure of confidential information; (vi) conduct endangering, or likely to endanger, the health or safety of another Employee, or (vii) falsifying or misrepresenting information on Company records.

2.24
“Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.25	“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.26	“Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.27	“Option Price” means the exercise price for each share of Stock subject to an Option.

2.28	“Other Agreement” shall have the meaning set forth in Section 14 hereof.

2.29	“Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 13) over a performance period of up to five (5) years.

2.30
“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.31
“Performance Measures” means measures as described in Section 13 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.32	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.33
“Performance Share” means an Award under Section 13 herein and subject to the terms of this Plan, denominated in shares of Stock, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34
“Performance Unit” means an Award under Section 13 herein and, subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved. Unless otherwise stated as payable in shares of Stock, each Performance Unit is valued at one dollar.

2.35	“Plan” means this SIFCO Industries, Inc. 2007 Long-Term Incentive Plan.

2.36	“Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.37	“Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.38	“Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.39	“Restricted Stock Unit” or “RSU” means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee pursuant to Section 10 hereof

2.40	“SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.41	“Section 409A” means Section 409A of the Code and the guidance issued thereunder by the United States Department of the Treasury and/or Internal Revenue Service.

2.42	“Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.43
“Separation from Service” means a termination of Service with the Company and all Affiliates that is a “separation from service” within the meaning of Section 409A or, in the case of a member of the Board, a termination of such person’s membership on the Board.

2.44
“Service” means service as an Employee of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an Employee of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Administrator, which determination shall be final, binding and conclusive.

2.45	“Stock” means the common stock, par value $1 per share, of the Company.

2.46	“Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.47	“Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.48
“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.

2.49
“Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.50	“Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1	Board
The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

3.2	Committee.
The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law.

(i)    Except as provided in Subsection (ii) and except as the Board may otherwise determine, the Committee, if any, appointed by the Board to administer the Plan shall consist of two or more outside directors of the Company who: (a) qualify as “outside directors” within the meaning of Section 162(m) of the Code and who (b) meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and who (c) comply with the independence requirements of the stock exchange on which the Common Stock is listed.
(ii)    The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be outside directors, but one of whom must be the Chief Executive Officer (or functional equivalent), who may administer the Plan with respect to employees who are not officers of the Company, may grant Awards under the Plan to such employees and may determine all terms of such Awards.
In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by an Administrator if the power and authority to do so has been delegated to such Administrator by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Administrator shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

3.3	Terms of Awards.
Subject to the other terms and conditions of the Plan, the Administrator shall have full and final authority to:
(i)    designate Grantees,
(ii)    determine the type or types of Awards to be made to a Grantee,
(iii)    determine the number of shares of Stock to be subject to an Award,
(iv)    establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a change of control, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),
(v)    prescribe the form of each Award Agreement evidencing an Award, and
(vi)    amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee’s rights under such Award.
The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, noncompetition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, or if the Grantee is terminated for Cause, to the extent specified in such Award Agreement applicable to the Grantee.
In order to facilitate the making of any Award or combination of Awards under this Plan, the Administrator may provide for such special terms for awards to Grantees who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America or who provide services to the Company or any Affiliate under an agreement with a foreign nation or agency, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Administrator may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary of the Company or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, sub-plans, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

3.4	No Repricing
Notwithstanding anything in this Plan to the contrary, no amendment or modification may be made to an outstanding Option or SAR, including, without limitation, by reducing the exercise price of an Option or replacing an Option or SAR with cash or another award type, that would be treated as a repricing under the rules of the stock exchange on which the Stock is listed, in each case, without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 16 or Section 5.3 and may be made to make changes to achieve compliance with applicable law, including Section 409A. This Section 3.4 is intended to prohibit the repricing of “underwater” Options and SARs and will not be construed to prohibit the adjustment provisions contained within Section 16 and Section 5.3.

3.5	No Liability.
No Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6	Share Issuance/Book-Entry
Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Administrator, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1	Number of Shares Available for Awards
Subject to adjustment as provided in Section 16 hereof, the number of shares of Stock available for issuance under the Plan shall be equal to Six Hundred Forty-Six Thousand and Four Hundred and One (646,401), or the sum of (i) Three Hundred Ninety-Eight Thousand and Four Hundred and Seventy (398,470) shares of Stock previously authorized under the Plan and (ii) Two Hundred Forty-Seven Thousand and Nine Hundred and Thirty-One (247,931) shares of Stock requested pursuant to this Amendment and Restatement of the Plan. All of such shares may be granted as Incentive Stock Options. Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.

4.2	Adjustments in Authorized Shares
The Administrator shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4 shall be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of Stock subject to Awards before and after the substitution.

4.3	Share Usage
With the exception of SARs, shares covered by an Award shall be counted as used as of the Grant Date. Any shares of Stock that are subject to Awards of Options shall be counted against the limit set forth in Section 4.1 as one (1) share for every one (1) share subject to an Award of Options. With respect to SARs, the number of shares actually issued to settle the SAR upon exercise will be counted against the aggregate number of shares available for issuance under Section 4.1. Any shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against the limit set forth in Section 4.1 as one (1) share for every one (1) share granted. If any shares covered by an Award granted under the Plan are not purchased or are forfeited or expire, or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan in the same amount as such shares were counted against the limit set forth in Section 4.1. The number of shares of Stock available for issuance under the Plan shall not be increased by (i) any shares of Stock tendered or withheld or Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as described in Section 12.2, or (ii) any shares of Stock deducted or delivered from an Award payment in connection with the Company’s tax withholding obligations as Section 17.3

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1	Effective Date.
The SIFCO Industries, Inc. 2007 Long-Term Incentive Plan first became effective on November 8, 2007. The Plan was amended on November 4, 2010. The SIFCO Industries, Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of November 16, 2016) shall be effective on the Effective Date; provided, however, that if the Plan (as amended and restated herein) is not approved either (i) by the affirmative votes of the holders of shares of Stock having a majority of the voting power of all shares of Stock represented at a meeting duly held in accordance with

Ohio law or (ii) by a written consent of the stockholders of the Company in accordance with Ohio law, in either case within twelve months after the date this Plan (as amended and restated herein) is approved by the Board, this Plan (as amended and restated herein) and any Awards that would not have been able to be granted but for the increase in the number of shares of Stock subject to the Plan shall be void and of no effect whatsoever and Plan will continue in full force and effect on its terms and conditions as in effect immediately prior to the date that the Plan (as amended and restated herein) is approved by the Board, and the Board may continue to make awards under such Plan.

5.2	Term.
The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3	Amendment and Termination of the Plan
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company’s stockholders if the amendment would: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1	Eligibility
Subject to this Section 6, Awards may be made under the Plan to any Grantee of the Company or of any Affiliate, as the Administrator shall determine and designate from time to time.

6.2	Multiple Awards and Substitute Awards.
An eligible Grantee may receive more than one Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of a SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with Code Section 424 and the regulations thereunder and Section 409A.

6.3	Limitation on Shares of Stock Subject to Awards.
Subject to adjustment as provided in Section 16 hereof, during any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:
(i)    the maximum number of shares of Stock subject to Options or SARs that can be awarded under the Plan to any Grantee eligible for an Award under Section 6 hereof is Fifty Thousand (50,000) per twelve-month period;

(ii)    for Awards of Restricted Stock and/or Restricted Stock Units and/or Performance Shares and/or Performance Units relating to shares of Stock that can be awarded under the Plan to any Grantee eligible for an Award under Section 6 hereof, no Grantee shall be awarded Restricted Stock and/or Restricted Stock Units and/or Performance Shares and/or Performance Units relating to more than Fifty Thousand (50,000) shares of Stock per twelve-month period; and
(iii)    the maximum amount that may be earned as an Annual Incentive Award in any twelve-month period by any Grantee eligible for such Award shall be Two Million Dollars ($2,000,000) and the maximum amount that may be earned as a Performance Award in respect of a Performance Period by any Grantee eligible for such Award shall be Five Million Dollars ($5,000,000).

7.	AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Administrator shall from time to time determine in accordance with applicable law, including Section 409A. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Nonqualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1	Option Price
The Option Price of each Option shall be fixed by the Administrator and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least one hundred percent (100%) the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2	Vesting
Subject to Sections 8.3 and 16 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Administrator and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3	Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as may be fixed by the Administrator and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date. If on the day preceding the date on which a Grantee’s Options would otherwise terminate, the Fair Market Value of shares of Stock underlying a Grantee’s Options is greater than the Option Price of such Options, the Company shall, prior to the termination of such Options and without any action being taken on the part of the Grantee, consider such Options to have been exercised by the Grantee. The Company shall deduct from the shares of Stock deliverable to the Grantee upon such exercise the number of shares of Stock necessary to satisfy payment of the Option Price and all withholding obligations.

8.4	Termination of Service.
Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following the Grantee’s Separation from Service. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for Separation from Service.

8.5	Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

8.6	Method of Exercise.
Subject to the terms of Article 12 and Section 17, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company of notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.

8.7	Rights of Holders of Options
Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8	Delivery of Stock Certificates.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates or, as provided in Section 3.7, a book entry registration evidencing his or her ownership of the shares of Stock subject to the Option.

8.9	Transferability of Options
Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10	Family Transfers.
If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11	Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed One Hundred Thousand Dollars ($100,000). This limitation shall be applied by taking Options into account in the order in which they were granted.

8.12	Notice of Disqualifying Disposition
If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

8.13	Section 409A Limitation
No Option shall have any feature that would allow for the deferral of compensation (within the meaning of Section 409A) other than the deferral of recognition of income until the later of the exercise or disposition of the Option or the time the shares of Stock acquired pursuant to the exercise of the Option first become substantially vested (as defined in Treasury Regulation Section 1.83-3(b)).

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1	Right to Payment and Grant Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Administrator. The Award Agreement for a SAR shall specify the grant price of the SAR, which shall be at least one hundred percent (100%) the Fair Market Value of a share of Stock on the date of grant, and whether the Grantee shall have the right to receive Stock and/or cash on the date of exercise. SARs may be granted in conjunction with all or part of an Option granted under the Plan or without regard to any Option.

9.2	Other Terms.
Except as otherwise specified in the Award Agreement, the Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including, without limitation, based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method by or forms in which Stock will be delivered to Grantees, whether or not a SAR shall be in tandem with an Option, and any other terms and conditions of any SAR.

9.3	Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the date such SAR is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Administrator and stated in the Award Agreement relating to such SAR.

9.4	Transferability of SARs
Except as provided in Section 9.5, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5	Family Transfers.
If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

9.6	Section 409A Limitation
No SAR shall have any feature that would allow for the deferral of compensation (within the meaning of Section 409A) other than the deferral of recognition of income until the exercise of the SAR.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1	Grant of Restricted Stock or Restricted Stock Units.
Awards of Restricted Stock and/or Restricted Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered). As determined by the Administrator, on the Grant Date the Restricted Stock may also be sold to a Grantee in consideration of a cash payment by a Grantee.

10.2	Restrictions.
At the time an Award of Restricted Stock or Restricted Stock Units is made, the Administrator may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period. The Administrator may, in its sole discretion, at the time an Award of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units as described in Article 13. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Restricted Stock or Restricted Stock Units.

10.3	Restricted Stock Certificates.
The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement. In the alternative, as provided in Section 3.6, the Company may make a book entry registration evidencing a Grantee’s ownership of shares of Restricted Stock.

10.4	Rights of Holders of Restricted Stock.
Unless the Administrator otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

10.5	Rights of Holders of Restricted Stock Units.
10.5.1    Voting and Dividend Rights.
Holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Administrator may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.
10.5.2    Creditor’s Rights.
A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6	Termination.
Unless the Administrator otherwise provides in an Award Agreement, upon a Grantee’s Separation from Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units.

10.7	Delivery of Stock.
Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement (in which case the time and form of payment shall be specified in the Award Agreement in accordance with Section 409A), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit once the share of Stock represented by the Restricted Stock Unit has been delivered.

10.8	No Acceleration of Restricted Stock Units.
Except as permitted under Section 409A, no acceleration of the time and form of payment of Restricted Stock Units shall be permitted.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS
The Administrator may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Administrator) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past Services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1	General Rule.
Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2	Surrender of Stock.
To the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

12.3	Cashless Exercise.
With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Administrator) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

13.	TERMS AND CONDITIONS OF PERFORMANCE SHARES, PERFORMANCE UNITS, PERFORMANCE AWARDS AND ANNUAL INCENTIVE AWARDS

13.1	Grant of Performance Units/Performance Shares.
Subject to the terms and provisions of this Plan, the Administrator, at any time and from time to time, may grant Performance Units and/or Performance Shares to Grantees in such amounts and upon such terms as the Committee shall determine.

13.2	Value of Performance Units/Performance Shares.
Each Performance Unit shall have an initial value that is established by the Administrator at the time of grant. The Administrator shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Grantees.

13.3	Earning of Performance Units/Performance Shares.
Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/

Performance Shares earned by the Grantees over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

13.4	Form and Timing of Payment of Performance Units/Performance Shares.
Payment of earned Performance Units/Performance Shares shall be as determined by the Administrator and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Administrator, in its sole discretion, may pay earned Performance Units/Performance Shares in a lump sum in the form of cash or in shares of Stock (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares beginning at the close of the applicable Performance Period, or within a stated period after the end of the Performance Period. Any shares may be granted subject to any restrictions deemed appropriate by the Administrator. Such time and form of payment shall be specified in the Award Agreement in accordance with Section 409A. The determination of the Administrator with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

13.5	Performance Conditions.
The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Administrator. The Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m), shall be exercised by the Committee.

13.6	Performance-Based Compensation Awards Granted to Designated Covered Employees.
If and to the extent that the Administrator determines that an Award (including, without limitation, an Annual Incentive Award and/or a Performance Award) to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as Performance-Based Compensation, the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.6.
13.6.1    Performance Goals Generally.
The performance goals for such Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Awards. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.
13.6.2    Timing For Establishing Performance Goals.
Performance goals shall be established not later than the earlier of (i) ninety (90) days after the beginning of any performance period applicable to such Awards and (ii) the day on which 25% of any performance period applicable to such Awards has expired, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).
13.6.3    Settlement of Awards; Other Terms.
Settlement of such Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Administrator. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Awards. The Administrator shall specify in the Award Agreement the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of Awards. Award Agreements shall specify the time and form of payment in accordance with Section 409A.
13.6.4    Performance Measures.
The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:
(a)    net earnings;
(b)    operating earnings;
(c)    pretax earnings;
(d)    earnings (or losses) per share;
(e)    Stock price, including growth measures and total shareholder return and appreciation in and/or maintenance of the price of the shares of Stock or any publicly traded securities of the Company;
(f)    earnings (or losses), including earnings or losses before taxes, earnings (or losses) before interest and taxes, earnings (or losses) before interest, taxes and depreciation, earnings (or losses) before interest, taxes, depreciation and amortization, or earnings (or losses) before interest, taxes, depreciation, amortization and stock-based compensation, and other similar adjustments to earnings (or losses);
(g)    sales or revenue, or sales or revenue growth, whether in general, by type of product or service, or by type of customer;
(h)    net income (or loss) before or after taxes and before or after allocation of corporate overhead and bonus;
(i)    operating income (or loss) before or after taxes;
(j)    gross, cash or operating margins;
(k)    gross profits;
(l)    return measures, including return on assets or net assets, capital (including total capital or invested capital), investment, equity, sales or net sales, or revenue;

(m)    cash flow, including operating cash flow, free cash flow, cash flow return on equity, cash flow return on investment, and cash flow per share (before or after dividends);
(n)    economic value added models or equivalent metrics;
(o)    productivity ratios;
(p)    expense targets;
(q)    market share;
(r)    financial ratios as provided in credit agreements of the Company and its subsidiaries;
(s)    working capital targets;
(t)    year-end cash;
(u)    debt reductions;
(v)    reductions in cost;
(w)    improvement in or attainment of expense levels or working capital levels;
(x)    shareholder equity;
(y)    implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, recruiting and maintaining personnel, and strategic and operational initiatives;
(z)    completion of acquisitions of business or companies.
(aa)    completion of divestitures and asset sales; and
(bb)    any combination of any of the foregoing business criteria.
Any Performance Measure(s) may be used to measure the performance of the Company, a Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (f) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 13; provided, however, that such vesting shall not result in accelerated payment in violation of Section 409A.

13.6.5    Evaluation of Performance.
The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
13.6.6    Adjustment of Performance-Based Compensation.
Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Administrator shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.
13.6.7    Administrator Discretion.
In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval provided the exercise of such discretion does not violate Section 409A. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.6.4.
13.6.8    Status of Section 13.6 Awards Under Code Section 162(m).
It is the intent of the Company that Awards under Section 13.6 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 13.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of an Award, as likely to be a Covered employee with respect to that fiscal year. If any provision of the Plan or any Award Agreement relating to such Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.7	No Acceleration.
Except as permitted under Section 409A, no acceleration of the time and form of payment of Performance Shares, Performance Units, Performance Awards, and Annual Incentive Awards shall be permitted.

14.	PARACHUTE LIMITATIONS
Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

15.	REQUIREMENTS OF LAW

15.1	General.
The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Administrator has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Administrator shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2	Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Administrator, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16.	EFFECT OF CHANGES IN CAPITALIZATION.

16.1	Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan, including, without limitation, the limits set forth in Section 6.3, shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution. However, Company shall retain discretion with respect to any adjustments relating to an extraordinary dividend distribution.

16.2	Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute a Corporate Transaction.
Subject to Section 16.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. In the event of a transaction described in this Section 16.2, Restricted Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Restricted Stock Units would have been entitled to receive immediately following such transaction.

16.3	Corporate Transaction in Which Awards Are Not Assumed.
Except as otherwise provided in an Award Agreement, upon the occurrence of a Corporate Transaction in which outstanding Options, SARs, Restricted Stock Units and Restricted Stock are not being assumed or continued:
(i)    All outstanding shares of Restricted Stock shall be deemed to have vested, and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Corporate Transaction.
(ii)    Either of the following two actions shall be taken:
(A)    fifteen (15) days prior to the scheduled consummation of a Corporate Transaction, all Option and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, or
(B)    the Administrator may elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Stock, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Administrator acting in good faith), in the case of Restricted Stock, equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (aa) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (bb) the Option Price or SAR Exercise Price applicable to such Award Shares.
(iii)    Restricted Stock Units shall be cancelled in exchange for a cash payment in an amount determined by taking the product of (A) the amount that would have been due under such Award of Restricted Stock Units if the Performance Goals (as measured as of the date of the Corporate Transaction) were to continue to be achieved at the same rate through the Performance Period; and (B) a fraction, the numerator of which is the number of whole months that have been elapsed from the beginning of the Performance Period to the date of the Corporate Transaction, and the denominator of which is the number of whole months in the Performance Period.
With respect to the Company’s establishment of an exercise window, (i) any exercise of an Option or SAR during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event, and (ii) upon consummation of any Corporate Transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Administrator shall send notice of an event that will result in such a termination to all individuals who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

16.4	Corporation Transaction in Which Awards Are Assumed.
The Plan, Options, SARs, Restricted Stock Units and Restricted Stock theretofore granted shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of the Options, SARs, Restricted Stock Units and Restricted Stock theretofore granted, or for the substitution for such Options, SARs, Restricted Stock Units and Restricted Stock for new common stock options and stock appreciation rights and new common stock units and restricted stock relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation right exercise prices.

16.5	Adjustments
Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Administrator shall determine the effect of a Corporate Transaction upon Awards other than Options, SARs, Restricted Stock Units and Restricted Stock, and such effect shall be set forth in the appropriate Award Agreement. The Administrator may provide in the Award Agreements at the time of grant for different provisions to apply to an Award in place of those described in Sections 16.1, 16.2, 16.3 and 16.4.

16.6	No Limitations on Company
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	GENERAL PROVISIONS

17.1	No Employment Rights
No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be an Employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2	Nonexclusivity of the Plan
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Administrator to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Administrator in its discretion determines desirable.

17.3	Withholding Taxes
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares.

17.4	Captions
The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

17.5	Other Provisions
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Administrator, in its sole discretion.

17.6	Number and Gender
With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7	Severability
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8	Governing Law
The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Ohio, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

17.9	Section 409A of the Code
The Plan is intended to comply with Section 409A, or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. By accepting an Award, a Grantee agrees to bear all taxes that are imposed upon the Grantee in connection with the Award, and the Company does not assume, and will not be liable to any Grantee (or beneficiary of a Grantee) for, any cost or liability arising in connection with such tax liability. In particular, the Company shall not reimburse any Employee for the amount of any tax liability incurred by an Employee under Section 409A or any other provision of the Code.
17.10    Clawback
Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement, or Company policy.

* * *

PROXY
SIFCO INDUSTRIES, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 25, 2017
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JEFFREY P. GOTSCHALL and HUDSON D. SMITH the proxies of the undersigned to vote the shares of the undersigned at the Annual Meeting of Shareholders of SIFCO Industries, Inc., to be held on January 25, 2017, and at any and all adjournments thereof.

IF NO INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS, FOR THE PROPOSAL TO RATIFY THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR THE PROPOSAL TO ADOPT THE COMPANY'S 2016 AMENDED AND RESTATED LTIP AND, IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT.

(Continued, and to be marked, dated and signed, on the other side)

▲ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held January 25, 2017.

The Notice of Annual Meeting of Shareholders, Proxy Statement and our 2016 Annual Report are available at: http://www.viewproxy.com/sifco/2017

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2 and 3.

Please mark your votes like this ☒

1. ELECT SEVEN (7) DIRECTORS: To elect the following persons for one-year terms expiring at the 2018 Annual Meeting of Shareholders:

		FOR all nominees listed below (except as indicated to the contrary)	**WITHHOLD AUTHORITY** to vote for all nominees listed below
01 Jeffrey P. Gotschall	05 Hudson D. Smith	☐	☐
02 Peter W. Knapper	06 Mark J. Silk		
03 Donald C. Molten, Jr.	07 Norman E. Wells, Jr.		
04 Alayne L. Reitman			

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below)

____

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

WILL ATTEND THE MEETING ☐

Please mark, date and sign this proxy card and return it in the accompanying envelope. Please sign as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

____ Signature
Date

____ Signature
(if held jointly) Date

CONTROL NUMBER

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

SIFCO INDUSTRIES, INC.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:

Go to www.cesvote.com

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.